SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2002



                           ELITE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)



             State or other jurisdiction of incorporation: Delaware


                         Commission File No.: 333-45241


                 I.R.S. Employer Identification No.: 22-3542636


            Address of principal executive offices 165 Ludlow Avenue
                              Northvale, New Jersey


        Registrant's telephone number, including area code: 201 750-2646



Item 5.           Other Events

         On October 5, 2002, the consent solicitation of Harris Freedman, Sharon Will and Michael H. Freedman, and their affiliates ended without sufficient consents being obtained to replace independent directors of Elite
Pharmaceuticals, Inc. The press release issued October 9, 2002 by Elite Pharmaceuticals, Inc. regarding such outcome is attached hereto as Exhibit 99 and is incorporated herein.

Item 7.           Exhibits

         (c) Exhibit 99. Press release of Elite Pharmaceuticals, Inc. dated October 9, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 2002                       ELITE PHARMACEUTICALS, INC.


                                             By: /s/ Atul M. Mehta
                                             -----------------------------------
                                             Atul M. Mehta
                                             President